SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2015

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(State or other Jurisdiction of	Commission File Number	(IRS Employer
Incorporation or Organization		Identification NO.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     Other Events

On December 8, 2015, we issued a news release announcing that Kay Lewis, Chief Information Officer and Executive Vice President (EVP) of Technology and Engineering, will retire on December 31, 2015. Stuart Scott, previously with Tempur-Sealy, will take over the position on January 1, 2016.

A copy of the news release is filed as an exhibit to this Form 8-K.

ITEM 9.01.     Financial Statements and Exhibits

Exhibit 99.1        News release dated, December 8, 2015, issued by J. B. Hunt Transport Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Lowell, Arkansas, on the 11th day of December 2015.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts III
John N. Roberts
President and Chief Executive Officer

BY:	/s/ David G. Mee
David G. Mee
Executive Vice President, Finance and Administration,
Chief Financial Officer